UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12

BELDEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BELDEN INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET. For shares held in a Plan, vote by May 22, 2023 11:59 PM ET. BELDEN INC. 1 NORTH BRENTWOOD BOULEVARD 15TH FLOOR ST. LOUIS, MO 63105 V09734-P87854 You invested in BELDEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 25, 2023 8:00 AM CDT Four Seasons Hotel St. Louis The Mississippi Room 8th Floor 999 N. Second Street St. Louis, Missouri 63102 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. David J. Aldrich	For
1b. Lance C. Balk	For
1c. Steven W. Berglund	For
1d. Diane D. Brink	For
1e. Judy L. Brown	For
1f. Nancy Calderon	For
1g. Ashish Chand	For
1h. Jonathan C. Klein	For
1i. YY Lee	For
1j. Gregory J. McCray	For
2. Ratification of the appointment of Ernst & Young as the Company's Independent Registered Public Accounting Firm for 2023.	For
3. Advisory vote on executive compensation for 2022.	For
4. Advisory vote on frequency of future advisory votes related to executive officer compensation.	1 Year

NOTE: In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting.

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V09735-P87854